UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                  JULY 11, 2006
              ----------------------------------------------------
                                 Date of Report
                        (Date of earliest event reported)


                           ROMA FINANCIAL CORPORATION
              ----------------------------------------------------
             (Exact name of Registrant as specified in its Charter)

       United States                     0-52000                51-0533946
----------------------------        ---------------       ----------------------
(State or other jurisdiction        (SEC Commission          (IRS Employer
     of incorporation)                  File No.)         Identification Number)

2300 Route 33, Robbinsville, New Jersey                           08691
---------------------------------------                        ----------
(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code: (609) 223-8300
                                                    --------------

                                 Not Applicable
           -----------------------------------------------------------
          (Former name or former address, if changed since last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/__/ Written communications pursuant to Rule 425 under the Securities Act
/__/ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
/__/ Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act
/__/ Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------


ITEM 8.01.  OTHER EVENTS

     The Registrant announced on July 11, 2006 that it has received all regulatory approvals for its minority stock offering and expects to close the offering at the close of business on July 11, 2006. Upon closing, Roma Financial Corporation, MHC, which formerly owned 100% of the Registrant, will hold 22,584,995 shares, or 69% of the Registrant's outstanding common stock, and 9,819,562 shares, or 30% of the outstanding common stock, will be issued to subscribers in the offering, including 811,750 shares to be purchased by the Roma Bank Employee Stock Ownership Plan. Roma Financial Corporation is contributing 327,318 shares, representing the remaining 1% of the outstanding common stock, to Roma Bank Community Foundation, Inc.

     Shares of the Registrant are expected to begin trading on Wednesday, July 12, 2006, on The Nasdaq Stock Market under the symbol "ROMA."

     Reference is made to the press release dated July 11, 2006, which is attached hereto as Exhibit 99 and incorporated herein by this reference.

ITEM 9.01.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


         Exhibit
         Number     Description
         ----------------------
          99        Press Release dated July 11, 2006








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


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                             ROMA FINANCIAL CORPORATION





Date: July 11, 2006                          By:/s/ Sharon L. Lamont
                                                --------------------------------
                                                Sharon L. Lamont
                                                Chief Financial Officer